Exhibit 10.2

Execution Copy

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

THIRD AMENDMENT TO

LICENSE AND COLLABORATION AGREEMENT

This Third Amendment to the License and Collaboration Agreement (this “Third Amendment”), dated as of September 29, 2023 (the “Third Amendment Date”), is entered into by and between REGENERON PHARMACEUTICALS, INC., a corporation organized under the laws of New York and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, NY 10591 (“Regeneron”), and INTELLIA THERAPEUTICS, INC., a corporation organized under the laws of Delaware and having a principal place of business at 40 Erie Street, Suite 130, Cambridge, MA 02139 (“Intellia”) (with each of Regeneron and Intellia referred to herein individually as a “Party” and collectively as the “Parties”).

WHEREAS, Regeneron and Intellia entered into that certain License and Collaboration Agreement dated as of April 11, 2016 (the “Original Agreement”), as amended by that certain Amendment 1 to License and Collaboration Agreement dated as of May 30, 2020 (“First Amendment”) and that certain letter agreement dated as of November 22, 2022 (“Second Amendment”) (the Original Agreement, First Amendment and Second Amendment, together, the “Agreement”);

WHEREAS, under the Agreement, Regeneron and Intellia may agree to pursue Non-Liver Targets that are Unavailable Targets;

WHEREAS, Regeneron has developed certain technology to target adeno-associated virus (“AAV”) to non-liver tissues and Intellia has developed certain technology related to [***] Cas proteins derived from Neisseria meningitidis for CRISPR-Cas genome editing (“[***]”);

WHEREAS, the Parties desire to collaborate to research and develop candidates for Non-Liver Products that are Directed to certain Non-Liver Targets that are Unavailable Targets as of the Third Amendment Date, which collaboration includes combining Regeneron’s technology for non-liver targeted AAV and Intellia’s technology for [***] NmeCas for CRISPR-Cas genome editing; and

WHEREAS, Regeneron and Intellia desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

AMENDMENTS

The Parties hereby agree that the Agreement shall be amended as follows:

1.1
Recitals. The recitals of the Agreement are hereby amended by adding the following new recital at the end of the current recitals:

WHEREAS, the Parties have entered into that certain Second Amendment to the License and Collaboration Agreement dated as of November 22, 2022 (the “Second Amendment” and “Second Amendment Date,” respectively), in order to amend this Agreement as set forth therein, which amendment shall be effective as of the Second Amendment Date;

AND WHEREAS, the Parties have entered into that certain Third Amendment to License and Collaboration Agreement dated as of September 29, 2023 (the “Third Amendment” and “Third Amendment Date,” respectively), in order to amend this Agreement as set forth therein, which amendment shall be effective as of the Third Amendment Date.

1.2
Existing Definitions.
(a)
Definition of Commercially Reasonable Efforts. The definition of “Commercially Reasonable Efforts” (Section 1.15) in the Agreement is hereby amended by adding “[***]” after the reference to “[***]” in such definition.
(b)
Definition of CRISPR-Cas for the Purpose of the EH Collaboration. Article 1 (Definitions) of the Agreement is hereby amended by adding the following paragraph after Section 1.21:

1.21bis “CRISPR-Cas”, [***].

(i)
[***].
(c)
Definition of Lead Candidate. The definition of “Lead Candidate” (Section 1.66) in the Agreement is hereby amended by adding “or [***]” after the reference to “Intellia Liver Product” in such definition.
(d)
Definition of Plans. The definition of “Plans” (Section 1.92) in the Agreement is hereby amended by adding “the EH Collaboration Plans” after the reference to “the Technology Collaboration Plan” in such definition.
(e)
Definition of Regeneron Contributed Technology. The definition of “Regeneron Contributed Technology” (Section 1.103) in the Agreement is hereby deleted in its entirety and replaced with the following:

1.103 “Regeneron Contributed Technology” shall mean technology Controlled by Regeneron or its Affiliates and that Regeneron chooses to contribute under this Agreement for its or Intellia’s use in the performance of, as applicable:

(a) the Technology Collaboration (such technology, the “Technology Collaboration Contributed Technology”),

(b) the Regeneron Target Evaluation Program (such technology, the “Regeneron Target Evaluation Program Contributed Technology”),

(c) the Product R&D Program (such technology, the “Product R&D Program Contributed Technology”),

(d) [***], or

(e) the EH Collaboration (such technology, the “Regeneron EH Contributed Technology”), which Regeneron EH Contributed Technology shall include, inter alia, Regeneron’s proprietary [***] technology as set forth in Schedule 1.103;

but in each case, excluding, for clarity, Regeneron’s interest in any [***].

(f)
Updated Chart of Defined Terms. The chart of defined terms in Section 1.139 of the Agreement is hereby amended to include the following additional defined terms:

Term	Section Reference
Additional EH Collaboration Target	3.7(b)
Agreement	Preamble
[***]	Preamble
[***] NmeCas	Preamble
AAV	Preamble
Budgeted Deferable Binding Year Increased Costs	3.7(g)(iii)(c)
CRISPR-Cas Materials	1.21
Deferred Binding Year Increased Costs	3.7(g)(iii)(c)
Extrahepatic Collaboration or EH Collaboration	3.7(a)(i)
EH Collaboration Inventions	3.7(a)(ii)
EH Collaboration Option Package	3.7(a)(iii)
EH Collaboration Plan	3.7(c)
EH Collaboration Targets	3.7(a)(iv)
EH Collaboration Term	3.7(a)(v)
EH Product Inventions	3.7(a)(vi)
First Amendment	Preamble
Intellia EH Collaboration Improvements	3.7(h)(i)
Initial EH Collaboration Targets	3.7(a)(iv)
Intellia EH Collaboration Co-Co Agreement	3.7(g)(iii)(C)
Intellia EH Collaboration Co-Co Agreement Negotiation Period	3.7(g)(iii)(C)
Intellia EH Collaboration Co-Co Option	3.7(g)(iii)(A)
Intellia EH Collaboration Co-Co Option Notice	3.7(g)(iii)(C)
Intellia EH Collaboration Co-Co Option Period	3.7(g)(iii)(A)
Intellia EH Collaboration Target	3.7(g)(i)(D)
Intellia EH Contributed Know-How	3.7(a)(vii)

Intellia EH Contributed Patent Rights	3.7(a)(viii)
Intellia EH Contributed Technology	3.7(a)(ix)
Intellia EH Products	3.7(g)(i)(D)
Intellia Target Evaluation Program Contributed Technology	1.103(d)
IP Committee	2.5
Lead Candidate Determination	3.7(g)(i)
[***]	3.7(a)(x)
Original Agreement	Preamble
[***]	3.7(a)(xi)
POC Criteria	3.7(a)(xii)
Regeneron Co-Co Option Period End Date	3.7(g)(ii)(D)
Regeneron EH Collaboration Co-Co Agreement	3.7(g)(ii)(C)
Regeneron EH Collaboration Co-Co Agreement Negotiation Period	3.7(g)(ii)
Regeneron EH Collaboration Co-Co Option	3.7(g)(ii)(A)
Regeneron EH Collaboration Co-Co Option Notice	3.7(g)(ii)I
Regeneron EH Collaboration Co-Co Option Period	3.7(g)(ii)(A)
Regeneron EH Collaboration Improvements	3.7(h)(i)
Regeneron EH Collaboration Target	3.7(g)(i)(D)
Regeneron EH Contributed Technology	1.103
Regeneron EH Products	3.7(g)(i)(D)
Regeneron F9/F8 Co-Co Agreements	3.7(g)(ii)(C)
Third Amendment	Preamble
Third Amendment Date	Preamble

1.3
Schedule 1.103 – Regeneron EH Contributed Technology. A new Schedule 1.103 is hereby added to the Agreement as set forth on Exhibit 1 attached hereto.
1.4
Schedule 3.7(a)(iii) – EH Collaboration Targets. A new Schedule 3.7(a)(iii) is hereby added to the Agreement as set forth on Exhibit 2 attached hereto.
1.5
Schedule 3.7(a)(vii) – Intellia EH Contributed Know-How. A new Schedule 3.7(a)(vii) is hereby added to the Agreement as set forth on Exhibit 3 attached hereto.
1.6
Schedule 3.7(a)(viii) – Intellia EH Contributed Patent Rights. A new Schedule 3.7(a)(viii) is hereby added to the Agreement as set forth on Exhibit 4 attached hereto.
1.7
Schedule 3.7(c)(i) – Initial EH Collaboration Plan. A new Schedule 3.7(c)(i) is hereby added to the Agreement as set forth on Exhibit 5 attached hereto.
1.8
Agreement Overview.

(a)
Section 2.1(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

(e) the EH Collaboration consisting of EH Collaboration Target-specific research and development activities related to the research and development of Non-Liver Products that are Directed to each such EH Collaboration Target, as more particularly described in Section 3.7, pursuant to which each Party shall perform certain activities as set forth in the applicable EH Collaboration Plan; and

(b)
The following provision is hereby added as Section 2.1(f) of the Agreement:

(f) the option for each Party to enter into a [***] cost and profit arrangement for certain Regeneron Products, Intellia CPs, Intellia EH Products, or Regeneron EH Products, as further described herein.

1.9
Joint Steering Committee.
(a)
Decision-Making.
(i)
Section 2.2(b)(iii)(2) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***]

(ii)
Section 2.2(b)(iii)(3) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***]

(iii)
Section 2.2(b)(iii)(5) of the Agreement is hereby deleted in its entirety and replaced with the following:

with respect to all other disputes under the scope of the JSC [***], such disputes shall be submitted to the resolution procedures of Section 17.1; and

(b)
JSC Duties.
(i)
Section 2.2(d)(i) is hereby deleted in its entirety and replaced with the following:

set the overarching research objectives for the Technology Collaboration and EH Collaboration and oversee the general strategies and activities undertaken by the Parties under the Technology Collaboration, EH Collaboration, and the Product R&D Programs;

(ii)
Section 2.2(d)(ii) is hereby deleted in its entirety and replaced with the following:

approve the Technology Collaboration Plan (including the annual budget for each Party to be included therein with costs allocated to the Parties, [***]) to conduct the activities under such Technology Collaboration Plan and (B) approve the EH Collaboration Plans (including the annual budget for each Party to be included therein with costs allocated to the Parties, [***]) to conduct the activities under the EH Collaboration Plans;

(iii)
Section 2.2(d)(ix) is hereby deleted in its entirety and replaced with the following:

exchange and review scientific information and data from activities being conducted under, and the then-current progress of, the Technology Collaboration Plan, the EH Collaboration Plans, each Regeneron Target Evaluation Plan, each Intellia Target Evaluation Plan, each Product R&D Plan, and Intellia’s research and development of Intellia Liver Products [***], and establish processes for the exchange of information relating to such activities;

(iv)
The following new Section is inserted as Section 2.2(d)(xv) (and the existing Sections 2.2(d)(xv) and 2.2(d)(xvi) are renumbered as Sections 2.2(d)(xvi) and 2.2(d)(xvii), respectively) and is hereby added to the Agreement as follows:

discuss which Intellia Materials, Intellia Intellectual Property, Intellia EH Contributed Technology, Intellia EH Collaboration Improvements, Regeneron Materials, Regeneron EH Contributed Technology, and Regeneron EH Collaboration Improvements may be useful for the conduct of the EH Collaboration and facilitate the transfer of such materials, information and Know-How to the other Party pursuant to Section 2.2(f);

1.10
Addition of IP Committee. The following new Section 2.5 is hereby added to the Agreement as follows:

2.5 IP Committee. The Parties shall establish a sub-committee of the JSC to provide a collaborative forum for the Parties to discuss intellectual property issues related to the Agreement (“IP Committee”), including [***].

1.11
EH Collaboration Funding.
(a)
Section 3.4 is hereby amended by adding “and EH Collaboration” after each occurrence of “Technology Collaboration” and by adding “and EH Collaboration Plan” after each occurrence of “Technology Collaboration Plan.”
(b)
Section 3.4(a) is further amended by adding the following to the end of the section: “For clarity, for the purposes of this Section 3.4 [***].”
(c)
Section 3.4(d) is further amended by adding the following to the end of the section: “For clarity, solely for the purposes of the EH Collaboration, [***].”

1.12
Addition of EH Collaboration. The following new Section 3.7 (EH Collaboration) is hereby added to the Agreement as follows:

3.7 EH Collaboration.

(a) EH Collaboration Definitions.

(i) “Extrahepatic Collaboration” or “EH Collaboration” shall mean the research and development activities to be performed under this Agreement pursuant to the EH Collaboration Plans, for the purpose of developing Non-Liver Products that are Directed to the EH Collaboration Targets.

(ii) “EH Collaboration Inventions” shall mean [***].

(iii) “EH Collaboration Option Package” shall mean, with respect to a Party that has exercised its right to lead a program pursuant to Section 3.7(g), the following information related to all Non-Liver Products Directed to a given EH Collaboration Target that has achieved Lead Candidate Determination to be provided to the other Party pursuant to Section 3.7(g):

(a) [***];

(b) [***];

(c) [***];

(d) [***]; and

(e) such other information as reasonably determined by the JSC.

(iv) “EH Collaboration Targets” shall mean [***].

(v) “EH Collaboration Term” shall mean, on an EH Collaboration Target-by-EH Collaboration Target basis, the period commencing on the date that such EH Collaboration Target is included in the EH Collaboration and expiring on the first to occur of [***].

(vi) “EH Product Inventions” shall mean (a) all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of (i) activities under the EH Collaboration or (ii) development, manufacture, or commercialization of any Non-Liver Product that is Directed to an EH Collaboration Target, [***].

(vii) “Intellia EH Contributed Know-How” shall mean, solely for the purposes of the EH Collaboration, any and all Know-How that satisfies [***].

(viii) “Intellia EH Contributed Patent Rights” shall mean, solely for the purposes of the EH Collaboration, those Patent Rights that [***]. The Intellia EH Contributed Patent Rights include those set forth in Schedule 3.7(a)(viii). For the avoidance of doubt, (x) the use of the defined term “Intellia EH Contributed Patent Rights” shall be for the purpose of [***].

(ix) “Intellia EH Contributed Technology” shall mean, collectively, Intellia EH Contributed Patent Rights and Intellia EH Contributed Know-How.

(x) [***].

(xi) [***].

(xii) “POC Criteria” shall mean the proof-of-concept criteria for identification of a Lead Candidate that is Directed to an EH Collaboration Target.

(b) Addition of EH Collaboration Targets. The Parties may (i) designate additional Non-Liver Targets as “Additional EH Collaboration Targets” (each, an “Additional EH Collaboration Target”) and (ii) replace any existing EH Collaboration Targets with other Non-Liver Targets, in each case ((i)-(ii)), by mutual written agreement. Upon such designation or replacement, the Parties shall amend this Agreement pursuant to Section 17.5 to update Schedule 3.7(a)(iii) and, if applicable, use good faith efforts to negotiate and implement any necessary amendments to any EH Collaboration Plan as a result of such designation or replacement.

(c) EH Collaboration Plan. On an EH Collaboration Target-by-EH Collaboration Target basis, with respect to a given EH Collaboration Target, the Parties shall, at a mutually agreed upon time, jointly prepare and mutually agree upon, through approval by the JSC, a project plan for such EH Collaboration Target for the purpose of identifying a Lead Candidate that is Directed to such EH Collaboration Target (an “EH Collaboration Plan”). Such EH Collaboration Plan shall set forth [***]. The initial EH Collaboration Plans are attached hereto as Schedule 3.7(c)(i) and the Parties will use [***] to update such initial EH Collaboration Plans within [***] days of executing this Third Amendment.

(i) Scope. The Parties generally anticipate that the operational responsibility for activities under each EH Collaboration Plan shall be distributed as follows, with:

(A) Intellia leading (1) the design of the genome editing approach using CRISPR-Cas and (2) the performance of the in vitro validation;

(B) Regeneron leading (1) the design of the AAV delivery approach and (2) the performance of AAV packaging; and

(C) a Party, or both Parties jointly, as determined by the JSC, leading in vivo validation.

(ii) Amendment of EH Collaboration Plans. After the Parties have mutually agreed upon, through approval by the JSC, an EH Collaboration Plan for an EH Collaboration Target, either Party may propose amendments to such EH Collaboration Plan at any meeting of the JSC; provided, that, at a minimum, no later than [***] days prior to the start of a given Contract Year during the EH Collaboration Term for such EH Collaboration

Target, the Parties shall update such EH Collaboration Plan (excluding the budget thereunder) for the upcoming Contract Year for the JSC’s review and approval, and within [***] days after such approval, the Parties shall further update such EH Collaboration Plan with a proposed budget (based on Quarters) for such EH Collaboration Plan for the upcoming Contract Year for the JSC’s review and approval; provided, however, that if the JSC does not approve such EH Collaboration Plan or budget for such upcoming Contract Year, then the dispute shall be resolved in accordance with Section 2.2(b)(iii)(5).

(iii) Supply Beyond Research. During the EH Collaboration Term for a given EH Collaboration Target, if it is reasonably likely that a Lead Candidate Determination for such Target will occur within the following [***] month period, the JSC shall in good faith discuss options for the manufacture and supply of the corresponding Non-Liver Product beyond research supply, including GMP manufacturing needed to support an IND for the Non-Liver Product Directed to such EH Collaboration Target.

(d) EH Collaboration Performance.

(i) Efforts. Each Party shall use Commercially Reasonable Efforts to perform its activities under each EH Collaboration Plan within the timelines set forth therein and to achieve the goals and deliverables set forth therein. Each Party shall have day-to-day operational control over those activities delegated to such Party in such EH Collaboration Plan.

(ii) Costs. Subject to Section 3.4, expenses incurred under each EH Collaboration Plan shall be shared equally by the Parties.

(iii) Reporting. Each Party shall report the progress and results of its activities under each EH Collaboration Plan to the JSC in accordance with Section 2.2(f). For clarity, all such reports shall be considered the Confidential Information of both Parties, with each Party being treated as the Receiving Party with respect thereto.

(e) End of EH Collaboration Term for an EH Collaboration Target. From and after the expiration or termination of the EH Collaboration Term for an EH Collaboration Target, (i) no further activities shall be conducted by the Parties under any EH Collaboration Plan for such EH Collaboration Target, (ii) the licenses set forth in Section 3.7(f) shall automatically terminate for such EH Collaboration Target, (iii) no additional amount shall be payable pursuant to Section 3.4 for such EH Collaboration Target, if any, other than amounts which had become due and payable prior to the effective date of such expiration or termination and that remain unpaid as of such date, and (iv) if such EH Collaboration Target was an Unavailable Target as of the Third Amendment Date and a Lead Candidate that is Directed to such EH Collaboration Target was not identified under the applicable EH Collaboration Plan during the applicable EH Collaboration Term (or a Lead Candidate that is Directed to such EH Collaboration Target was identified, but neither Party elected to lead the research, development, and commercialization of Non-Liver Products Directed to such EH Collaboration Target), such EH Collaboration Target shall, thereafter, be considered an Unavailable Target and shall no longer be an EH Collaboration Target.

(f) EH Collaboration License Grants.

(i) Grant by Intellia. Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide license under Intellia Intellectual Property, Intellia EH Contributed Technology, and Intellia EH Collaboration Improvements solely to perform the activities designated to Regeneron under each EH Collaboration Plan during the EH Collaboration Term for the applicable EH Collaboration Target. Regeneron may sublicense the license granted under this Section 3.7(f)(i) (A) only in accordance with Section 7.2(c)(i) and as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) to perform certain of Regeneron’s obligations under such EH Collaboration Plan and (B) subject to obtaining Intellia’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed, and which consent shall be deemed to have already been granted to the extent such subcontracted activity (including the identity of the subcontractor) is specified in such EH Collaboration Plan. [***].

(ii) Grant by Regeneron. Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide license under Regeneron EH Contributed Technology and Regeneron EH Collaboration Improvements solely to perform the activities designated to Intellia under each EH Collaboration Plan during the EH Collaboration Term for the applicable EH Collaboration Target. Intellia may sublicense the license granted under this Section 3.7(f)(ii) (A) only in accordance with Section 7.2(c)(i) and as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) to perform certain of Intellia’s obligations under such EH Collaboration Plan and (B) subject to obtaining Regeneron’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed, and which consent shall be deemed to have already been granted to the extent such subcontracted activity (including the identity of the subcontractor) is specified in such EH Collaboration Plan. [***].

(iii) Third Party Payments. If (A) Intellia (or any of its Affiliates) would owe any payments (including royalties, milestones, or other amounts) for the use of any Intellia EH Contributed Technology or Intellia EH Collaboration Improvements, or (B) Regeneron (or any of its Affiliates) would owe any payments (including royalties, milestones, or other amounts) for the use of any Regeneron EH Contributed Technology or Regeneron EH Collaboration Improvements, in each case ((A)-(B)), it contributes to, or licenses in connection with, an EH Collaboration Plan, then any and all such payments shall be paid by such Party and shall not be considered Plan Costs.

(g) Development of EH Collaboration Targets and EH Collaboration Co-Co Option.

(i) Allocation of EH Collaboration Targets Between the Parties. On an EH Collaboration Target-by-EH Collaboration Target basis, with respect to each EH Collaboration Target, at such time when the Parties mutually agree, [***] (such event, a “Lead Candidate Determination”), the following provisions shall apply, subject to the remaining provisions of this Section 3.7(g):

(A) Intellia shall have the first right to lead the research, development, and commercialization of Non-Liver Products that are Directed to the first EH Collaboration Target that is the subject of a Lead Candidate Determination;

(B) Regeneron shall have the first right to lead the research, development, and commercialization of Non-Liver Products that are Directed to the second EH Collaboration Target that is the subject of a Lead Candidate Determination, and

(C) [***].

(D) If the Party having first right to lead the research, development, and commercialization of a given Non-Liver Product elects not to lead such Product, the other Party shall have the right to do so (and the Party having declined the first right to lead such program shall not have the Option to enter into a Co-Co Agreement in such scenario). Further, if the other Party, who did not have first right to lead such program, elects to lead the research, development, and commercialization of such Non-Liver Product, such Party shall be entitled to advance such Non-Liver Product as per below, and shall not lose its first right to lead the subsequent Non-Liver Product. Following Lead Candidate Determination, each EH Collaboration Target for which Intellia will lead the research, development, and commercialization of Non-Liver Products that are Directed to such EH Collaboration Target will be considered an “Intellia EH Collaboration Target” and such Non-Liver Products will be considered “Intellia EH Products,” and each EH Collaboration Target for which Regeneron will lead the research, development, and commercialization of Non-Liver Products that are Directed to such EH Collaboration Target shall be considered a “Regeneron EH Collaboration Target” and such Non-Liver Products shall be considered “Regeneron EH Products.” Unless otherwise agreed by the Parties, if neither Party elects to lead a given Non-Liver Product within [***] days of Lead Candidate Determination, then the license grants for such Non-Liver Product shall expire in accordance with Section 3.7(g)(v), as if no Lead Candidate Determination had occurred for such EH Collaboration Target. Each Regeneron EH Collaboration Target shall be considered a Regeneron Target independent of and without regards to the Target Selection Period and any such Regeneron EH Collaboration Target will not count against the Regeneron Target Cap, but such Target shall count as one (1) of the [***] Non-Liver Targets permitted to be Regeneron Targets under this Agreement.

(ii) Regeneron EH Collaboration Co-Co Option.

(A) On an Intellia EH Collaboration Target-by-Intellia EH Collaboration Target basis, with respect to a given Intellia EH Collaboration Target, during the period of time commencing on the date (1) a Lead Candidate Determination is made with respect to such EH Collaboration Target and (2) Intellia has elected and notified Regeneron of its desire to lead the research, development, and commercialization of such Non-Liver Product, with such election and notification, as well as furnishing of an EH Collaboration Option Package to Regeneron (if Intellia does elect to lead such program), occurring within [***] days after Lead Candidate Determination, and ending [***] days following Regeneron’s receipt of such EH Collaboration Option Package (the “Regeneron EH Collaboration Co-Co Option Period”), Intellia hereby grants to Regeneron an exclusive option to enter into a Co-Co Agreement (based on the Form of Co-Co Agreement agreed by the Parties on July 20, 2018) with Intellia for each Intellia EH Collaboration Target and Intellia shall be the Lead Party, as such term is used in the Form of Co-Co Agreement agreed by the Parties on July 20, 2018, with respect thereto (a “Regeneron EH Collaboration Co-Co Option”).

(B) During the Regeneron EH Collaboration Co-Co Option Period, (1) Intellia shall make its personnel reasonably available to answer questions related to the information in the EH Collaboration Option Package, and (2) Intellia shall promptly update Regeneron regarding, and provide to Regeneron, any new data or information that would have otherwise been provided in the EH Collaboration Option Package provided under this Section 3.7(g)(ii).

(C) If Regeneron wishes to exercise a Regeneron EH Collaboration Co‑Co Option for a particular Intellia EH Collaboration Target, Regeneron shall provide written notice thereof (the “Regeneron EH Collaboration Co-Co Option Notice”) to Intellia within the Regeneron EH Collaboration Co-Co Option Period. Upon Regeneron’s timely exercise of such Regeneron EH Collaboration Co-Co Option, the Parties shall use good faith efforts to execute a Co-Co Agreement for such Intellia EH Collaboration Target (a “Regeneron EH Collaboration Co-Co Agreement”) within [***] days thereafter (which period may be extended by mutual agreement of the Parties) (the “Regeneron EH Collaboration Co-Co Agreement Negotiation Period”) based on the Form of Co-Co Agreement agreed by the Parties on July 20, 2018, with the specific provisions to be used based on Intellia being the Lead Party, as such term is used in the Form of Co-Co Agreement agreed by the Parties on July 20, 2018 and such additional modifications to the Form of Co-Co Agreement as may be necessary to reflect changes to the Net Sales definition (as reflected in the 2020 Co-Co Agreements for Factor IX and Factor VIII programs lead by Regeneron (“Regeneron F9/F8 Co-Co Agreements”)) and the specific nature of the EH Collaboration, including [***]. No milestone payment or option payment shall be due or payable with respect to Regeneron’s exercise of a Regeneron EH Collaboration Co‑Co Option for an Intellia EH Product Directed to such Intellia EH Collaboration Target. The Regeneron EH Collaboration Co-Co Agreement shall not count against the limits on Regeneron Options under Section 5.1(c), and nothing in this Agreement outside of this Section 3.7(g) shall limit the number of Regeneron EH Collaboration Co-Co Options that Regeneron may exercise pursuant to this Section 3.7(g), though such EH Collaboration Target (under the applicable Regeneron EH Collaboration Co-Co Agreement) shall count as one (1) of the [***] Non-Liver Targets permitted to be Regeneron Targets under this Agreement.

(D) If [***], in each case ((1)-(2)) (the “Regeneron Co-Co Option Period End Date”), Intellia shall have the right, but not the obligation, to research, develop, and commercialize the applicable Intellia EH Product pursuant to Section 3.7(g)(ii)(E).

(E) If [***]; provided that:

(1) the license grant will provide that Intellia will have the right to grant sublicenses through multiple tiers (in accordance with Section 7.2(c),

provided further that Intellia shall only have the right to sublicense to Third Parties for those Intellia EH Products that are Intellia CPs), under the Regeneron EH Contributed Technology and Regeneron EH Collaboration Improvements to research, develop, make, have made, use, sell, offer for sale, import and commercially exploit the applicable Intellia EH Products Directed to the applicable Intellia EH Collaboration Target in the Field in the Territory;

(2) in connection with such license, upon the Regeneron Co-Co Option Period End Date, Regeneron will transfer to Intellia any Regeneron Materials and Regeneron Material Improvements included in the Regeneron EH Contributed Technology and Regeneron EH Collaboration Improvements in accordance with Section 7.7 of this Agreement;

(3) except as expressly provided in this Section 3.7(g)(ii)(E), Regeneron shall not be required to grant to Intellia any right, title or interest in or to any other intellectual property rights, materials or Confidential Information of Regeneron or any of its Affiliates (either expressly or by implication or estoppel) with respect to the Intellia EH Products;

(4) under this Section 3.7(g)(ii)(E), Intellia will pay to Regeneron royalties for Intellia EH Products at the rates set forth in the table below based on the stage of the most advanced Non-Liver Product Directed to the applicable EH Collaboration Target as of the effective date that such Non-Liver Product became an Intellia EH Product:

Preclinical Stage of Development	Royalty Rate
[***]	[***]

Stage of Clinical Development	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(5) The Royalty payments under Section 3.7(g)(ii)(E) shall be subject to and in accordance with the terms and conditions of Sections 9.3(b), 9.4(a), 9.5 (excluding the first proviso in the first sentence that begins “provided that, in no event shall such aggregation...”), 9.6, 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12 and Article 11 and the defined term “Net Sales”, applied mutatis mutandis with references to (A) “Regeneron” being deemed to be references to “Intellia,” (B) “Intellia” being deemed to be references to “Regeneron,” (C) “Regeneron Product” being deemed to be references to “Intellia EH Collaboration Products” (only as applicable to Sections 9.3(b), 9.4(a), 9.5 (excluding the first proviso in the first sentence that begins “provided that, in no event shall such aggregation...”), 9.6, 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12 and Article 11 and the defined term “Net Sales”), (D) “Intellia Background Patent Rights” being deemed to be references to “Patent Rights within the Regeneron EH Collaboration Technology,” and (E) and other defined terms used in such Sections being appropriately modified consistent with the foregoing; and

(6) In addition to the royalties due under Section 3.7(g)(ii)(E), Intellia will be responsible for any and all payments due to a Third Party with respect to any Regeneron EH Contributed Technology that is in-licensed by Regeneron or any of its Affiliates, and which Intellia has elected to receive a sublicense to pursuant to this Section 3.7(g)(ii)(E)(6), which amounts shall be paid by Intellia within [***] days after receipt of an invoice therefor from Regeneron (“In-Licensed Regeneron EH Contributed IP”). Regeneron shall provide prompt written notice of such In-Licensed Regeneron EH Contributed IP to Intellia, including a redacted copy of each such Third Party agreement therefor (which may be redacted for information not pertinent to this Agreement to the extent that such redactions do not reasonably impair Intellia’s ability to evaluate whether it wants a sublicense under such In-Licensed Regeneron EH Contributed IP), so Intellia may elect whether to include such license under this Section 3.7(g)(ii)(E)(6). If Intellia provides notice that it does elect to include such In-Licensed Regeneron EH Contributed IP within [***] days of receipt of such written notice from Regeneron (together with the redacted copy thereof), then the respective In-Licensed Regeneron EH Contributed IP will be included in the license agreement to be entered into pursuant to this Section 3.7(g)(ii)(E). Any In-Licensed Regeneron EH Contributed IP not selected by Intellia hereunder within such [***] day period, shall not be included in the license agreement to be entered into pursuant to this Section 3.7(g)(ii)(E). Furthermore, notwithstanding anything to the contrary herein, Intellia’s rights under each license with respect to such In-Licensed Regeneron EH Contributed IP elected by Intellia to be included in the license agreement under this Section 3.7(g)(ii)(E) will be subject to the applicable terms and conditions of the applicable Third Party agreement (to the extent such applicable terms and conditions have been disclosed to Intellia hereunder) and Intellia shall comply with, and shall ensure compliance with, the terms and conditions of all such Third Party agreements. In addition, Intellia shall promptly (and in all cases, within the time periods necessary for Regeneron (and its Affiliates, as applicable) to report and otherwise comply with the provisions of its (and its Affiliates’) Third Party agreements) provide to Regeneron all information necessary for Regeneron (and its Affiliates, as applicable) to report and otherwise comply with the provisions of such Third Party agreements, including for purposes of making any payments thereunder.

(F) AAV Manufacturing and Technology Transfer for Intellia EH Products. [***].

(iii) Intellia EH Collaboration Co-Co Option.

(A) On a Regeneron EH Collaboration Target-by-Regeneron EH Collaboration Target basis, with respect to a given Regeneron EH Collaboration Target, during the period of time commencing on the date (1) a Lead Candidate Determination is made with respect to such EH Collaboration Target and (2) Regeneron has elected and notified Intellia of its desire to lead the research, development, and commercialization of such Non-Liver Product, with such election and notification, as well as furnishing of an EH Collaboration Option Package to Intellia (if Regeneron does elect to lead such program), occurring within [***] days after Lead Candidate Determination, and ending [***] days following Intellia’s receipt of such EH Collaboration Option Package (the “Intellia EH Collaboration Co-Co Option Period”), Regeneron hereby grants to Intellia an exclusive option to enter into a Co-Co Agreement (based on the Form of Co-Co Agreement agreed by the Parties on July 20, 2018) with Regeneron for each Regeneron EH Collaboration Target and Regeneron shall be the Lead Party, as such term is used in the Form of Co-Co Agreement agreed by the Parties on July 20, 2018, with respect thereto (a “Intellia EH Collaboration Co-Co Option”).

(B) During the Intellia EH Collaboration Co-Co Option Period, (1) Regeneron shall make its personnel reasonably available to answer questions related to the information in the EH Collaboration Option Package, and (2) Regeneron shall promptly update Intellia regarding, and provide to Intellia, any new data or information that would have otherwise been provided in the EH Collaboration Option Package provided under this Section 3.7(g)(iii).

(C) If Intellia wishes to exercise an Intellia EH Collaboration Co‑Co Option for a particular Regeneron EH Collaboration Target, Intellia shall provide written notice thereof (the “Intellia EH Collaboration Co-Co Option Notice”) to Regeneron within the Intellia EH Collaboration Co-Co Option Period. Upon Intellia’s timely exercise of such Intellia EH Collaboration Co-Co Option, the Parties shall use good faith efforts to execute a Co-Co Agreement for such Regeneron EH Collaboration Target (an “Intellia EH Collaboration Co-Co Agreement”) within [***] days thereafter (which period may be extended by mutual agreement of the Parties) (the “Intellia EH Collaboration Co-Co Agreement Negotiation Period”) based on the Form of Co-Co Agreement agreed by the Parties on July 20, 2018, with the specific provisions to be used based on Regeneron being the Lead Party, as such term is used in the Form of Co-Co Agreement agreed by the Parties on July 20, 2018 [***] and the specific nature of the EH Collaboration, including (1) the definition of [***], (2) the incorporation of Regeneron EH Contributed Technology and any Regeneron EH Collaboration Improvements and (3) that if the Intellia EH Collaboration Co-Co Agreement is terminated and Intellia continues development and commercialization without Regeneron, Intellia shall pay Regeneron financials in accordance with Section 3.7(g)(ii)(E)(4)-(5); provided, however, that in the event that the Parties are unable to mutually agree upon certain provisions of the Intellia EH Collaboration Co‑Co Agreement, such dispute shall be submitted to the dispute resolution procedures of Section 17.1. No milestone payment or option payment shall be due or payable with respect to Intellia’s exercise of an Intellia EH Collaboration Co-Co Option for a Regeneron EH Product Directed to such Regeneron EH Collaboration Target. The Intellia EH Collaboration Co-Co Agreement shall not count against the limits on Intellia Options under Section 5.2(a), and nothing in this Agreement outside of this Section 3.7(g) shall limit the number of Intellia EH Collaboration Co-Co Options that Intellia may exercise pursuant to this Section 3.7(g).

(D) If Intellia (1) does not exercise an Intellia EH Collaboration Co-Co Option for a particular Regeneron EH Collaboration Target during the applicable Intellia EH Collaboration Co-Co Option Period, or (2) notifies Regeneron in writing that it does not wish to exercise an Intellia EH Collaboration Co-Co Option for a particular Regeneron EH Collaboration Target prior to the end of the Intellia EH Collaboration Co‑Co Option Period, in each case ((1)-(2)), Regeneron shall have the right to take such Regeneron EH Product forward as a Regeneron Product that is Directed to a Regeneron Target under the terms and conditions of the Agreement; provided, however, that:

(x) the definition of CRISPR-Cas [***] shall apply with respect to such Regeneron EH Product even when considered a Regeneron Product;

(y) if the Agreement is terminated with respect to such Regeneron EH Product and it becomes a Reversion Product that Intellia thereafter takes forward, Intellia shall pay Regeneron financials in accordance with Section 3.7(g)(ii)(E)(4)-(5) and not Section 16.7(c)(iv); and

(z) each Regeneron EH Collaboration Target shall count as one (1) of the [***] Non-Liver Targets permitted to be Regeneron Targets under this Agreement.

(E) [***].

(iv) Modification of this Agreement by an EH Collaboration Co-Co Agreement. For clarity, in the event that the Parties enter into an Intellia EH Collaboration Co-Co Agreement or Regeneron EH Collaboration Co-Co Agreement, as applicable, such Co-Co Agreement may supersede certain provisions of this Agreement solely with respect to the particular EH Collaboration Target that is the subject of such Co-Co Agreement, which superseded provisions will be expressly identified in such Co-Co Agreement.

(v) No Lead Candidates. If at the end of the EH Collaboration Term for an EH Collaboration Target no Lead Candidates have been identified, this Third Amendment shall terminate with respect to such EH Collaboration Target and all licenses to EH Collaboration Contributed Technology shall expire solely with respect to such EH Collaboration Target.

(h) EH Collaboration IP.

(i) [***].

(ii) [***].

(i) [***].

1.13
Subcontracts and Sublicenses. Section 7.2(b) is hereby amended by adding “[***].” For the avoidance of doubt, if a license is sublicensable under this Third Amendment, the provisions of Section 7.2(c) shall apply to such sublicense.

1.14
Intellia Third Party Agreements. Section 7.3(d) is hereby amended by adding [***].
1.15
Records. Section 7.5 is hereby amended by adding “and EH Collaboration” after “Technology Collaboration” and by adding “and EH Collaboration Plan, as applicable,” after “Technology Collaboration Plan”, in each instance.
1.16
Debarment. Section 7.8 is hereby amended by adding “, EH Collaboration,” after “Technology Collaboration.”
1.17
No Use of Non-Controlled IP in EH Collaboration. Section 7.9 is hereby amended by adding “, EH Collaboration,” after the first “Technology Collaboration” and by adding “or EH Collaboration, as applicable” after the second “Technology Collaboration.”
1.18
Confidentiality. A new sentence is hereby added as the penultimate sentence of Section 13.1(d) of the Agreement as follows:

EH Collaboration Inventions and EH Product Inventions to the extent jointly owned by the Parties shall be Confidential Information of both Parties; provided that the EH Product Inventions may be utilized as provided in Section 13.1(c), as well as, the following: (i) used by either Party (or their respective subcontractors, licensees or sublicensees) but not disclosed to Third Parties except as other Confidential Information may be disclosed by the Receiving Party (a) as expressly permitted herein (including through the publication procedures set forth in Section 13.4) or (b) with the prior written consent of the other Party; (ii) disclosed under commercially reasonable confidentiality terms and solely to the extent reasonably necessary to any potential or actual investor, advisor, lender, investment banker, financing partner, or acquirer; and (iii) disclosed under confidentiality obligations at least as restrictive as, or substantially the same as, those set forth herein [***], to any actual or prospective subcontractor, licensee or sublicensee. Notwithstanding the foregoing or anything to the contrary contained herein, Regeneron EH Collaboration Improvements shall be the Confidential Information of Regeneron, and Intellia EH Collaboration Improvements shall be the Confidential Information of Intellia.

1.19
Disclosures Concerning Agreement; Agreement Terms. Section 13.5(b) is hereby amended by [***].
1.20
Survival of Obligations. A new sentence is hereby added as the penultimate sentence of Section 16.10 of the Agreement as follows:

Further, the provisions of Sections 3.7(h)(i) and 3.7(h)(ii) shall survive the expiration or termination of this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES
2.1
Each Party hereto represents and warrants to the other Party, as of the Third Amendment Date, as follows: (a) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation; (b) it has full corporate power and authority to execute, deliver, and perform this Third Amendment, and has taken all corporate action necessary to enter into, deliver, and perform this Third Amendment (including the amendments to the Agreement as set forth herein); (c) the execution and performance by it of its obligations hereunder (including the amendments to the Agreement as set forth herein) shall not constitute a breach of, or conflict with, its organizational documents nor any other material amendment or arrangement, whether written or oral, by which it is bound or requirement of Applicable Laws; (d) this Third Amendment (including the amendments to the Agreement as set forth herein) is its legal, valid, and binding obligation, enforceable in accordance with the terms and conditions hereof (subject to Applicable Laws of bankruptcy and moratorium); (e) such Party is not prohibited by the terms of any agreement to which it is a party from granting the rights or licenses hereunder (including as set forth in the amendments to the Agreement as set forth herein); (f) no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee in connection with this Third Amendment or the transactions contemplated hereby based on arrangements made by it or on its behalf; and (g) it has obtained all necessary consents, approvals, and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Third Amendment Date, as applicable, in connection with the execution, delivery, and performance of this Third Amendment (including the amendments to the Agreement as set forth herein).
ARTICLE 3

EFFECTIVE DATE OF AMENDMENTS TO AGREEMENT
3.1
The amendments to the Agreement as set forth in ARTICLE 1 shall be effective as of the Third Amendment Date.
ARTICLE 4

MISCELLANEOUS
4.1
The Parties may mutually agree to issue a press release announcing the execution of this Third Amendment, and, if the Parties so mutually agree, such press release [***]. Excluding the first sentence, the provisions of Section 13.5(a) of the Agreement are hereby incorporated by reference into this Third Amendment, mutatis mutandis.
4.2
The provisions of Section 13.5(d) of the Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis; provided that the Parties shall use good faith efforts to agree to a redacted copy of this Third Amendment for filing with the SEC promptly after the Third Amendment Date.
4.3
Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement. All references herein to paragraph or section location shall relate to the corresponding paragraph or section in the Agreement.
4.4
Except as specifically set forth in this Third Amendment, the Agreement shall continue in full force and effect without change. If there is any conflict between the terms of this Third Amendment and the Agreement, the terms of this Third Amendment shall govern.
4.5
This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. In addition,

this Third Amendment may be executed by facsimile or “PDF” and such facsimile or “PDF” signature shall be deemed to be an original.
4.6
This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof that would require the application of the law of any other jurisdiction.
4.7
The provisions of Article 17 of the Agreement are hereby incorporated by reference into this Third Amendment, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Third Amendment as of the Third Amendment Date.

Regeneron Pharmaceuticals, Inc. By: ___/s/ Nouhad Husseini_____________ Name: __Nouhad Husseini______________ Title: __SVP Business Development______	Intellia Therapeutics, Inc. By: ___/s/ Derek Hicks_________________ Name: __Derek Hicks__________________ Title: ___Chief Business Officer__________

[Signature Page to Third Amendment to License and Collaboration Agreement]

Exhibit 1

Schedule 1.103

[***]

Exhibit 2

Schedule 3.7(a)(iii)

[***]

Exhibit 3

Schedule 3.7(a)(vii)

[***]

Exhibit 4

Schedule 3.7(a)(viii)

[***]

Exhibit 5

Schedule 3.7(c)(i)

[***]